EXHIBIT 99

Banc of America Commercial Mortgage Inc.

This diskette accompanies the preliminary prospectus supplement and prospectus (together, the "Preliminary Prospectus") relating to the Commercial Mortgage Pass-Through Certificates Series 2005-4 (the "Certificates").

The information set forth on this diskette is an electronic copy of certain information set forth on Annexes A and B to the Preliminary Prospectus. This diskette should be reviewed only in conjunction with the entire Preliminary Prospectus. This diskette does not contain all relevant information relating to the Certificates, particularly with respect to the structure of the underlying trust fund and the risks and special considerations associated with an investment in the Certificates. Such information is described in the Preliminary Prospectus.

Information on this diskette is subject to completion. The information on this diskette should not be viewed as projections, forecasts, predictions or opinions with respect to value.

Prior to making any investment decision, a prospective investor should carefully review, and rely solely on, the final prospectus. NOTHING IN THIS DISKETTE SHOULD BE CONSIDERED AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE CERTIFICATES.

                                     ANNEX A
                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

            Loan
Sequence   Number   Loan Group   Loan Originator    Property Name                             Property Address
---------------------------------------------------------------------------------------------------------------------------------
   4        59001        1        Bank of America    Peachtree Mall                            3131 Manchester Expressway
   6        58992        1        Bank of America    The Terrace Apartments                    21311 Alder Drive
   10       58893        1        Bank of America    Barceloneta Outlet Center                 1 Prime Outlets Boulevard
   25       43556        1        BSCMI              Gibraltar Portfolio (Roll Up)             Various
   29       58986        1        Bank of America    Prairie Stone Commons                     5401 and 5407 Trillium Blvd
   36       59099        1        Bank of America    Shops at Metropolis                       933 Peachtree Street
  101       14220        1        Bridger            Southgate Shopping Center (Yakima, WA)    1006 - 1020 S 3rd Avenue
---------------------------------------------------------------------------------------------------------------------------------
                                                     Totals/Weighted Average
=================================================================================================================================


==================================================================================================================================

            Loan                                                            Zip      Property                          Original
Sequence   Number     County              City              State (i)       Code      Type        Property Subtype      Balance
----------------------------------------------------------------------------------------------------------------------------------
   4        59001      Muscogee            Columbus             GA         31909      Retail          Anchored        95,000,000
   6        58992      Los Angeles         Santa Clarita        CA         91321    Multifamily     Garden Style      55,200,000
   10       58893      Barceloneta         Barceloneta          PR         00617      Retail         Unanchored       35,250,000
   25       43556      Various             Various            Various     Various     Retail         Unanchored       14,800,000
   29       58986      Cook                Hoffman Estates      IL         60192      Office          Suburban        14,100,000
   36       59099      Fulton              Atlanta              GA         30309      Retail         Unanchored       10,800,000
  101       14220      Yakima              Yakima               WA         98902      Retail          Anchored        3,042,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                     $228,192,000
==================================================================================================================================


                                        Maturity                                                                   Sub-       Net
            Loan        Cut-off           Date                                                 Administrative    Servicing  Mortgage
Sequence   Number     Date Balance      Balance            Loan Type           Mortgage Rate    Fee Rate (ii)     Fee Rate    Rate
------------------------------------------------------------------------------------------------------------------------------------
   4        59001     94,687,985       87,849,528           Balloon               5.080%           0.022%          0.010%    5.058%
   6        58992     55,200,000       55,200,000        Interest Only            5.067%           0.022%          0.010%    5.045%
   10       58893     35,250,000       35,250,000        Interest Only            4.694%           0.042%          0.030%    4.652%
   25       43556     14,800,000       14,800,000   Interest Only, Hyper Am       5.356%           0.032%          0.010%    5.324%
   29       58986     14,100,000       13,289,172         IO, Balloon             5.162%           0.042%          0.030%    5.120%
   36       59099     10,777,523        9,991,397           Balloon               5.098%           0.042%          0.030%    5.056%
  101       14220      3,042,000        2,834,605           Balloon               5.621%           0.062%          0.050%    5.559%
------------------------------------------------------------------------------------------------------------------------------------
                    $227,857,508     $219,214,702
====================================================================================================================================


=====================================================================================================
                                                                            Original   Original
                                     First      Interest                    Term to   Amortization
            Loan          Note       Payment     Accrual       Monthly      Maturity     Term
Sequence   Number         Date        Date      Method (iii)   Payment      (months)  (months) (iii)
-----------------------------------------------------------------------------------------------------
   4        59001      5/9/2005     7/1/2005    Actual/360      514,635        60        360
   6        58992      6/6/2005     8/1/2005    Actual/360      236,319        60
   10       58893      6/1/2005     7/1/2005    Actual/360      139,801        60
   25       43556      6/2/2005     8/1/2005    Actual/360      66,975         60
   29       58986     8/15/2005    10/1/2005    Actual/360      77,094         60        360
   36       59099     6/27/2005     8/1/2005    Actual/360      58,625         60        360
  101       14220      8/2/2005    10/1/2005    Actual/360      17,504         60        360
-----------------------------------------------------------------------------------------------------

=====================================================================================================


                                                  Remaining
                         Interest                 Term to                       Cross-
            Loan          Only      Seasoning     Maturity     Maturity     Collateralized    Related
Sequence   Number        Period    (months)       (months)      Date            Loans          Loans
--------------------------------------------------------------------------------------------------------------
   4        59001                      3             57         6/1/2010          No              No
   6        58992        60            2             58         7/1/2010          No        Yes(BACM 05-4-D)
   10       58893        60            3             57         6/1/2010          No              No
   25       43556        60            2             58         7/1/2010          No              No
   29       58986        12                          60         9/1/2010          No              No
   36       59099                      2             58         7/1/2010          No              No
  101       14220                                    60         9/1/2010          No              No
--------------------------------------------------------------------------------------------------------------

==============================================================================================================


            Loan
Sequence   Number         Prepayment Penalty Description (payments)    Yield Maintenance Type
--------------------------------------------------------------------------------------------------
   4        59001                LO(55)/OPEN(5)/DEFEASANCE
   6        58992                LO(57)/OPEN(3)/DEFEASANCE
   10       58893                LO(56)/OPEN(4)/DEFEASANCE
   25       43556                LO(59)/OPEN(1)/DEFEASANCE
   29       58986                LO(56)/OPEN(4)/DEFEASANCE
   36       59099                LO(56)/OPEN(4)/DEFEASANCE
  101       14220                LO(56)OPEN(4)/DEFEASANCE
--------------------------------------------------------------------------------------------------

==================================================================================================


                                                                                                Appraisal     Appraisal
Sequence     Loan Number  Loan Group  Loan Originator     Property Name                         Value (iv)       Date
---------------------------------------------------------------------------------------------------------------------------
 4           59001          1      Bank of America     Peachtree Mall                          124,500,000    4/29/2005
 6           58992          1      Bank of America     The Terrace Apartments                   98,800,000    4/21/2005
 10          58893          1      Bank of America     Barceloneta Outlet Center                55,000,000    4/10/2005
 25          43556          1      BSCMI               Gibraltar Portfolio (Roll Up)            21,610,000     Various
 29          58986          1      Bank of America     Prairie Stone Commons                    17,800,000     5/3/2005
 36          59099          1      Bank of America     Shops at Metropolis                      13,750,000     6/8/2005
101          14220          1      Bridger             Southgate Shopping Center (Yakima, WA)   4,150,000     4/30/2005
--------------------------------------------------------------------------------------------------------------------------

==========================================================================================================================


                                                                                  Total
                                                                                  Units/  Units/
                                                                                   SF/     SF/
                           Cut-off Date LTV    Balloon or ARD   Year Built/       Pads/   Pads/
Sequence     Loan Number      Ratio (iv)         LTV Ratio       Renovated        Keys    Keys
-------------------------------------------------------------------------------------------------------
 4           59001              76.1%              70.6%         1975/1993     497,312      SF
 6           58992              55.9%              55.9%            1991         563      Units
 10          58893              64.1%              64.1%            2000       176,219      SF
 25          43556              68.5%              68.5%          Various       50,317      SF
 29          58986              79.2%              74.7%            1992        99,678      SF
 36          59099              78.4%              72.7%            2002        39,009      SF
101          14220              73.3%              68.3%            1957        42,921      SF
-------------------------------------------------------------------------------------------------------

=======================================================================================================


                                            Loan
                                           Balance Per
                                            Unit/SF/               Occupancy
                            Net Rentable     Pad/     Occupancy      As of         U/W            U/W           U/W        U/W
Sequence     Loan Number    Area (SF)        Key       Percent        Date       Revenues       Expenses     Cash Flow     DSCR
------------------------------------------------------------------------------------------------------------------------------------
 4           59001           497,312           190      95.3%       8/16/2005    13,008,971     4,544,099     8,144,274    1.32x
 6           58992           515,937         98,046     91.2%       6/5/2005      7,992,137     2,297,238     5,525,999    1.95x
 10          58893           176,219           200      96.7%       5/1/2005      6,136,689     2,129,922     3,840,460    2.29x
 25          43556           50,317            294     100.0%       7/1/2005      1,545,964       46,379      1,494,553    1.86x
 29          58986           99,678            141      97.2%       8/12/2005     2,496,551     1,203,811     1,118,886    1.21x
 36          59099           39,009            276      85.7%       6/23/2005     1,334,447      330,157       976,417     1.39x
101          14220           42,921            71      100.0%       8/2/2005       376,160        79,557       267,152     1.27x
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================



                                              U/W
                                          Replacement
                             U/W            Reserves                                 Most           Full          Full
                           Replacement     Per Unit/           Most Recent           Recent        Recent         Year
Sequence    Loan Number     Reserves      SF/Pad/Key         Statement Type         End Date        NOI         End Date
-------------------------------------------------------------------------------------------------------------------------------
 4          59001          138,730           0.28          Trailing 12 Months       7/31/2005     8,407,534    12/31/2004
 6          58992          168,900          300.00         Trailing 12 Months       4/30/2005     5,749,339    12/31/2004
 10         58893           35,244           0.20        Annualized Most Recent     3/31/2005     3,953,736    12/31/2004
 25         43556           5,032            0.10
 29         58986           17,962           0.18        Annualized Most Recent     6/30/2005     1,945,144     2/1/2004
 36         59099           3,901            0.10        Annualized Most Recent     3/31/2005     1,045,068    12/31/2004
101         14220           6,438            0.15        Annualized Most Recent     5/31/2005      331,337     12/31/2004
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================


                                                                                  Largest
                                                                       Largest    Tenant      Largest
                               Full                                    Tenant      % of       Tenant
                               Year                                    Leased     Total        Lease
Sequence    Loan Number        NOI              Largest Tenant           SF          SF     Expiration
--------------------------------------------------------------------------------------------------------
 4          59001             7,476,091         Macy's                139,219     28%       9/1/2022
 6          58992             5,611,168
 10         58893             3,854,008         Liz Claiborne         12,000      7%       6/30/2010
 25         43556
 29         58986              843,225          National Bedding Co   28,550      29%      6/18/2007
 36         59099              452,315          Pacific Grill, Inc.    5,191      13%       5/1/2014
101         14220              346,822          Wrays Inc.            20,600      48%      11/30/2006
--------------------------------------------------------------------------------------------------------

========================================================================================================


                                                                                       Second
                                                                             Second    Largest       Second
                                                                             Largest    Tenant       Largest
                                                                             Tenant      % of        Tenant
                                                                             Leased     Total        Lease
Sequence    Loan Number    Second Largest Tenant                               SF         SF       Expiration
---------------------------------------------------------------------------------------------------------------
 4          59001          JC Penney                                         82,320       17%      11/30/2014
 6          58992
 10         58893          Reebok                                            10,044       6%       6/30/2010
 25         43556
 29         58986          Levi Strauss & Co.                                10,812       11%       4/1/2007
 36         59099          Stool Pigeons                                     5,007        13%      5/31/2009
101         14220          H & R Block (George Cameron and Janin Cameron)    4,754        11%      12/31/2009
---------------------------------------------------------------------------------------------------------------

=================================================================================================---===========


                                                                      Third
                                                        Third         Largest       Third
                                                       Largest         Tenant       Largest
                                                       Tenant         % of         Tenant
                                                       Leased          Total        Lease                        % of
Sequence    Loan Number     Third Largest Tenant          SF            SF        Expiration     % of Pool       Group
-----------------------------------------------------------------------------------------------------------------------
 4          59001          Piccadilly Cafeterias       10,935           2%        12/31/2005       6.0%           7.0%
 6          58992                                                                                  3.5%           4.1%
 10         58893          Polo Ralph Lauren           8,991            5%         6/30/2010       2.2%           2.6%
 25         43556                                                                                  0.9%           1.1%
 29         58986          Sears                       6,576            7%         12/1/2005       0.9%           1.0%
 36         59099          Nix Florist, Inc.           4,296           11%         3/31/2009       0.7%           0.8%
101         14220          Rent-Way, Inc.              3,684            9%        12/31/2009       0.2%           0.2%
-----------------------------------------------------------------------------------------------------------------------

=======================================================================================================================

(I)   PR stands for the Commonwealth of Puerto Rico.

(II)  Administrative Fee Rate includes the Sub-Servicing Fee Rate.

(III) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day yr., or a 365-day yr., the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day yr. consisting of twelve 30-day months. The actual amortization would be longer.

(IV) Loan 58874 has an As Stabilized Appraisal value of $11,750,000 contingent on The Cash Store taking occupancy. This lease is currently out for signature. Should the lease not be signed, the As Is Appraisal value would be $11,200,00. Additionally, should the tenant not take occupancy, the lender will retain a $300,000 holdback. The Cut-off Date LTV holdback would be 81.3%.

                                     ANNEX A
                 CERTAIN CHARACTERISTICS OF THE MORTGAGE LOANS

Sequence  Loan Number  Loan Group   Loan Originator    Property Name                  Property Address
-------------------------------------------------------------------------------------------------------------------------------
    1        58851         1        Bank of America    Pacific Arts Plaza             675 Anton Boulevard
   16        14943         1        Bridger            Park Place Shopping Center     5500 Milan Road
   24        59068         1        Bank of America    Palm Valley Office Park        1616 and 1646 North Litchfield Road
   63        11386         1        Bridger            Flamingo Commerce Center       11822 and 11900 Miramar Parkway
   71        59026         1        Bank of America    Redbud Commons                 2609 S. New Hope Road
   90        13014         1        Bridger            Burlington Retail Center       1761-1779 South Burlington Blvd.
-------------------------------------------------------------------------------------------------------------------------------
                                                       Totals/Weighted Average
==================================================================================================================================


Sequence  Loan Number   County      City          State (i)    Zip Code    Property Type     Property Subtype    Original Balance
----------------------------------------------------------------------------------------------------------------------------------
    1        58851      Orange      Costa Mesa       CA          92626        Office              Suburban         110,000,000
   16        14943      Erie        Sandusky         OH          44870        Retail              Anchored          18,000,000
   24        59068      Maricopa    Goodyear         AZ          85338        Office              Suburban          15,000,000
   63        11386      Broward     Miramar          FL          33025      Industrial              Flex            6,000,000
   71        59026      Gaston      Gastonia         NC          28056        Retail              Anchored          5,060,000
   90        13014      Skagit      Burlington       WA          98233        Retail          Shadow Anchored       3,700,000
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                                   $157,760,000
==================================================================================================================================


Sequence  Loan Number   Cut-off Date Balance   Maturity Date Balance      Loan Type     Mortgage Rate   Administrative Fee Rate (ii)
----------------------------------------------------------------------------------------------------------------------------------
    1        58851          110,000,000           110,000,000         Interest Only       4.924%                 0.062%
   16        14943           17,982,022            16,051,008            Balloon          5.260%                 0.042%
   24        59068           14,984,964            13,371,645            Balloon          5.245%                 0.042%
   63        11386           5,982,697             5,394,691             Balloon          5.664%                 0.062%
   71        59026           5,060,000             5,060,000          Interest Only       4.600%                 0.042%
   90        13014           3,700,000             3,430,032           IO, Balloon        5.227%                 0.062%
----------------------------------------------------------------------------------------------------------------------------------
                            $157,709,683          $153,307,376
==================================================================================================================================


                                                                                                                 Original
                                         Net                                    Interest                         Term to
                        Sub-Servicing  Mortgage                      First       Accrual                          Maturity
Sequence  Loan Number      Fee Rate     Rate          Note Date   Payment Date  Method (iii)   Monthly Payment   (months)
----------------------------------------------------------------------------------------------------------------------------
    1        58851       0.050%        4.862%        3/15/2005    5/1/2005     Actual/360        $457,608           84
   16        14943       0.030%        5.218%        7/26/2005    9/10/2005    Actual/360         99,508            84
   24        59068       0.030%        5.203%        7/29/2005    9/1/2005     Actual/360         82,784            84
   63        11386       0.050%        5.602%        5/20/2005    7/1/2005     Actual/360         34,687            84
   71        59026       0.030%        4.558%        6/30/2005    8/1/2005       30/360           19,397            84
   90        13014       0.050%        5.165%        4/12/2005    6/1/2005     Actual/360         20,379            84
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================


                        Original
                        Amortization                                            Remaining Term                         Cross-
                        Term            Interest Only                            to Maturity                         Collateralized
Sequence  Loan Number   (months) (iii)     Period         Seasoning (months)     (months)         Maturity Date        Loans
------------------------------------------------------------------------------------------------------------------------------------
    1        58851                           84                   5                 79                4/1/2012           No
   16        14943           360                                  1                 83                8/1/2012           No
   24        59068           360                                  1                 83                8/1/2012           No
   63        11386           360                                  3                 81                6/1/2012           No
   71        59026                           84                   2                 82                7/1/2012           No
   90        13014           360             24                   4                 80                5/1/2012           No
------------------------------------------------------------------------------------------------------------------------------------

====================================================================================================================================





Sequence  Loan Number    Related Loans   Prepayment Penalty Description (payments)    Yield Maintenance Type
--------------------------------------------------------------------------------------------------------------
    1        58851            No                 LO(78)/OPEN(6)/DEFEASANCE
   16        14943            No                 LO(80)/OPEN(4)DEFEASANCE
   24        59068            No                 LO(81)/OPEN(3)/DEFEASANCE
   63        11386            No                 LO(80)/OPEN(4)/DEFEASANCE
   71        59026            No             LO(23)/GRTR1%PPMTorYM(58)/OPEN(3)             Int Diff (BEY)
   90        13014            No                 LO(80)/OPEN(4)/DEFEASANCE
--------------------------------------------------------------------------------------------------------------

==============================================================================================================





                                                                                                                     Appraisal
    Sequence  Loan Number   Loan Group   Loan Originator     Property Name                  Appraisal Value (iv)       Date
------------------------------------------------------------------------------------------------------------------------------
      1          58851          1        Bank of America     Pacific Arts Plaza                 $339,000,000         2/24/2005
      16         14943          1        Bridger             Park Place Shopping Center          23,500,000          6/3/2005
      24         59068          1        Bank of America     Palm Valley Office Park             19,100,000          6/6/2005
      63         11386          1        Bridger             Flamingo Commerce Center             7,500,000          1/1/2006
      71         59026          1        Bank of America     Redbud Commons                       9,300,000          5/16/2005
      90         13014          1        Bridger             Burlington Retail Center             5,250,000          2/24/2005
------------------------------------------------------------------------------------------------------------------------------


                                                                                 Total                             Loan
                                                                                 Units/   Units/                 Balance Per
                                                                                  SF/      SF/                    Unit/SF/
                             Cut-off Date LTV   Balloon or ARD   Year Built/      Pads/    Pads/  Net Rentable    Pad/
    Sequence  Loan Number     Ratio (iv)         LTV Ratio       Renovated        Keys     Keys     Area (SF)     Key
-----------------------------------------------------------------------------------------------------------------------------
      1          58851           71.4%             71.4%        1979/2004       825,061     SF     825,061         $293
      16         14943           76.5%             68.3%           1990         250,153     SF     250,153          72
      24         59068           78.5%             70.0%           1998         83,971      SF      83,971          178
      63         11386           79.8%             71.9%           2003         78,345      SF      78,345          76
      71         59026           54.4%             54.4%           2004         63,937      SF      63,937          79
      90         13014           70.5%             65.3%           2004         13,935      SF      13,935          266
-----------------------------------------------------------------------------------------------------------------------------
                                 71.2%             64.9%


                                           Occupancy                                                                U/W
                           Occupancy        As of          U/W           U/W            U/W          U/W         Replacement
    Sequence  Loan Number   Percent          Date        Revenues      Expenses       Cash Flow      DSCR          Reserves
-----------------------------------------------------------------------------------------------------------------------------
      1          58851        88.6%         8/3/2005    $28,613,628    $10,789,119    $16,834,132     1.39x         $165,012
      16         14943        93.3%         6/3/2005     2,477,409       640,423       1,704,609      1.43x          37,523
      24         59068       100.0%        7/26/2005     2,070,098       776,839       1,193,346      1.20x          12,596
      63         11386        87.8%        5/16/2005      846,772        265,333        543,978       1.31x          7,835
      71         59026        94.9%        6/30/2005      891,440        251,654        600,961       2.58x          6,394
      90         13014       100.0%         4/7/2005      436,505        117,419        304,537       1.25x          2,090
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                      1.46x
=============================================================================================================================



                                U/W
                             Replacement
                               Reserves               Most               Most         Most          Full           Full
                               Per Unit/             Recent             Recent       Recent         Year           Year
    Sequence  Loan Number     SF/ Pad/Key         Statement Type        End Date       NOI         End Date         NOI
----------------------------------------------------------------------------------------------------------------------------
      1          58851         $0.20                Full Year         12/31/2004  $16,164,311    12/31/2003    $13,046,962
      16         14943          0.15         Annualized Most Recent    4/30/2005   1,885,226     12/31/2004     1,863,174
      24         59068          0.15         Annualized Most Recent    5/31/2005   1,199,530     12/31/2004     1,115,911
      63         11386          0.10
      71         59026          0.10         Annualized Most Recent    4/30/2005    766,627
      90         13014          0.15         Annualized Most Recent    3/31/2005    314,363      12/31/2004      207,635
----------------------------------------------------------------------------------------------------------------------------

============================================================================================================================


                                                                         Largest
                                                             Largest     Tenant       Largest
                                                             Tenant      % of         Tenant
                                                             Leased      Total        Lease
    Sequence  Loan Number      Largest Tenant                  SF         SF         Expiration    Second Largest Tenant
-------------------------------------------------------------------------------------------------------------------------------
      1          58851        GMAC Mortgage Corporation      170,518        21%     4/19/2008     Rutan & Tucker
      16         14943        Lowe's                          95,173        38%     7/31/2015     Cinemark
      24         59068        Americus Logistics              7,764         9%      3/31/2009     W. C. Scoutten
      63         11386        Jesus Vive Hoy                  12,980        17%     3/11/2009     Hurricane Protection
      71         59026        Bi Lo Foods                     47,980        75%     3/31/2024     Johnny B's expansion
      90         13014        Super Supplements, Inc.         3,500         25%     3/31/2014     Little Mountain Coffee Co.
-------------------------------------------------------------------------------------------------------------------------------

===============================================================================================================================


                                         Second
                              Second     Largest     Second                                       Third
                              Largest    Tenant      Largest                                      Largest
                              Tenant      % of        Tenant                                      Tenant
                              Leased      Total       Lease                                       Leased
    Sequence  Loan Number        SF        SF       Expiration      Third Largest Tenant           SF
-----------------------------------------------------------------------------------------------------------
      1          58851         100,088       12%     8/31/2009      Comerica Bank                 63,320
      16         14943          29,843       12%     11/30/2010     Staples                       26,430
      24         59068          5,636        7%      7/31/2009      Metavante 401k Services       4,994
      63         11386          9,890        13%     3/31/2009      Applica Consumer Products     7,650
      71         59026          4,028        6%      12/31/2011     Sunset Beach Tan              2,276
      90         13014          1,500        11%      3/5/2014      EB Games                      1,440
------------------------------------------------------------------------------------------------------------

============================================================================================================


                             Third
                            Largest          Third
                             Tenant         Largest
                              % of          Tenant
                             Total           Lease
   Sequence  Loan Number       SF         Expiration     % of Pool   % of Group
--------------------------------------------------------------------------------
      1          58851           8%        11/30/2013       6.9%          8.1%
      16         14943          11%         2/28/2012       1.1%          1.3%
      24         59068           6%        12/31/2005       0.9%          1.1%
      63         11386          10%         1/31/2010       0.4%          0.4%
      71         59026           4%        12/31/2009       0.3%          0.4%
      90         13014          10%         7/16/2014       0.2%          0.3%
--------------------------------------------------------------------------------

================================================================================

(I)   PR stands for the Commonwealth of Puerto Rico.

(II)  Administrative Fee Rate includes the Sub-Servicing Fee Rate.

(III) For Mortgage Loans which accrue interest on the basis of actual days elapsed each calendar month and a 360-day yr., or a 365-day yr., the amortization term is the term over which the Mortgage Loans would amortize if interest accrued and was paid on the basis of a 360-day yr. consisting of twelve 30-day months. The actual amortization would be longer.

(IV) Loan 58874 has an As Stabilized Appraisal value of $11,750,000 contingent on The Cash Store taking occupancy. This lease is currently out for signature. Should the lease not be signed, the As Is Appraisal value would be $11,200,00. Additionally, should the tenant not take occupancy, the lender will retain a $300,000 holdback. The Cut-off Date LTV holdback would be 81.3%.